UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        MAY 4, 2011 (SEPTEMBER 29, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                           1-8696          36-2664428
                           ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


             1375 KINGS HIGHWAY EAST, FAIRFIELD, CONNECTICUT 06824
             -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   CTTC8K5401

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Restore Medical Therapies, Inc.

On April 20, 2011, Competitive Technologies, Inc. (the "Company") entered into a Sales agreement with Restore Medical Therapies, Inc. ("RMT"). RMT plans to establish pain treatment centers using the Company's Calmare Pain Therapy Treatment medical devices in several locations in the US, beginning with at least one in Wyoming, and is also considering several international locations.

Under the agreement, RMT will have exclusivity in several listed regions provided that RMT opens its centers and purchases a minimum number of Calmare devices pursuant to an established timeline. Purchase of the two initial Calmare devices for use in Wyoming must be completed by May 31, 2011. Purchase of four devices for use in Colorado must be completed by August 31, 2011. The agreement

Exclusivity in these regions, and in certain other regions of interest listed in the agreement, is contingent upon actually opening treatment centers and purchasing the minimum number of units. If the Company receives a purchase offer in one of the listed regions before RMT opens a treatment center in that region, RMT will have a right of first refusal. Exclusivity also does not prevent the Company from selling to hospitals, medical centers, hospice centers, private hospice centers, any Department of Veterans Affairs medical facilities, Department of Defense medical facilities and Native American government medical centers in any region.

Spero Pain Relief Therapy, Inc.

On September 29, 2010, the Company entered into a Sales agreement with Spero Pain Relief Therapy, Inc. ("Spero"), which was amended February 4, 2011. Under the amended agreement, Spero will establish eighteen clinics in the Western United States using the Company's Calmare Pain Therapy Treatment medical devices in exchange for regional exclusivity.

Exclusivity in these regions, and in certain other regions of interest listed in the Agreement, is contingent upon actually opening treatment centers and purchasing the minimum number of units. Exclusivity does not prevent the Company from selling to hospitals, medical centers, hospice centers, private hospice centers, any Department of Veterans Affairs medical facilities, Department of Defense medical facilities and Native American government medical centers in any region.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed herewith:

No.     Description
---     -----------

10.1 Sales Agreement Between Competitive Technologies, Inc. and Restore Medical Therapies, LLC dated April 20, 2011. Pursuant to Rule 24b-2 of the Exchange Act, confidential information has been omitted and marked as "[Confidential Information Omitted]", and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

10.2 Sales Agreement Between Competitive Technologies, Inc. and Spero Pain Relief Therapy, Inc. dated September 29, 2010. Pursuant to Rule 24b-2 of the Exchange Act, confidential information has been omitted and marked as "[Confidential Information Omitted]", and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

10.3 Amendment to the Sales Agreement Between Competitive Technologies, Inc. and Spero Pain Relief Therapy, Inc. dated February 4, 2011. Pursuant to Rule 24b-2 of the Exchange Act, confidential information has been omitted and marked as "[Confidential Information Omitted]", and has been filed

                                   CTTC8K5402
        separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: May 4, 2011                    By: /s/ Johnnie D. Johnson
                                      --------------------------
                                      Johnnie D. Johnson
                                      Chief Executive Officer



































                                   CTTC8K5402